UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-22083

Fidelity Central Investment Portfolios II LLC

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

William C. Coffey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

Item 1.

Reports to Stockholders

Fidelity® International Credit Central Fund Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Life of fundA
Fidelity® International Credit Central Fund	(1.13)%	0.67%

 A From June 13, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Credit Central Fund on June 13, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Global Aggregate Credit Ex U.S. Index Hedged (USD) performed over the same period.

Period Ending Values
$10,105	Fidelity® International Credit Central Fund
$10,248	Bloomberg Barclays Global Aggregate Credit Ex U.S. Index Hedged (USD)

Management's Discussion of Fund Performance

Market Recap:  Global investment-grade bonds roughly broke even in 2018, as yields that gained early in the year fell notably late in 2018, amid new concerns about global economic growth. The Bloomberg Barclays Global Aggregate Credit Index (Hedged) returned -0.47%, with U.S. Treasuries, German bunds and other well-regarded sovereign bonds outperforming, especially late in the year. Longer-term bond yields advanced through mid-May, driven by policy-rate hikes, plans by the U.S. Federal Reserve to gradually reduce its balance sheet and tax reform that went into effect in January. Indications of robust employment and buoyant consumer sentiment reinforced the rate-tightening cycle. Longer-term yields moderated in the summer, with spreads between shorter-term and longer-term Treasury bonds remaining tight, partly because of escalating global trade tension. Yields rose again in September and early October, amid increased inflation expectations and hints that central banks may curtail economic stimulus, before declining notably in November due to broad market volatility and rising jobless claims. Yields fell further in December because U.S. economic data fell short of consensus expectations and China and parts of Europe also showed signs of economic weakness. As a result, overall market volatility increased substantially and credit spreads widened in the final weeks of the year.

Comments from Co-Portfolio Managers Michael Foggin and Andrew Lewis:  The fund returned -1.13% for calendar 2018, lagging the 0.66% return of the benchmark Bloomberg Barclays Global Aggregate Credit ex U.S. Index Hedged (USD). The fund's underperformance mainly was driven by individual bond picks, especially among financial companies in Europe. A position in Banca Monte dei Paschi di Siena, Italy’s oldest bank, stood out to the downside. Choices among the bonds of industrial firms detracted to a lesser extent. The fund's positioning along the yield curve also hurt the relative return, as did sector selection overall. Outside of Europe, the bonds of specific government-related agencies, including Mexico's Petroleos Mexicanos, detracted as these bonds lost notable value in the latter half of the period. Conversely, options purchased to help protect the portfolio from potential downside added some value, as did maintaining small non-benchmark exposure to U.S. Treasuries. We increased the fund's overall exposure to corporate bonds during the period, but reduced holdings of industrial companies in the U.K. amid uncertainty regarding the country's planned exit from the European Union.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  At the end of 2017, Curt Hollingsworth retired from Fidelity, leaving Michael Foggin and Andrew Lewis as Co-Managers of the fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2018
United States of America	17.2%
United Kingdom	13.8%
Netherlands	10.7%
Luxembourg	8.8%
Switzerland	8.2%
France	6.0%
Germany	5.5%
Spain	4.5%
Mexico	4.1%
Other	21.2%

Percentages are based on country or territory of incorporation and include the effect of futures contracts, options and swaps, as applicable. Foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Quality Diversification (% of fund's net assets)

As of December 31, 2018
U.S. Government and U.S. Government Agency Obligations	3.7%
AA	1.8%
A	5.5%
BBB	54.6%
BB and Below	21.2%
Not Rated	8.6%
Equities	0.3%
Short-Term Investments and Net Other Assets	4.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2018*,**
Corporate Bonds	66.0%
U.S. Government and U.S. Government Agency Obligations	3.7%
Foreign Government and Government Agency Obligations	7.3%
Nonconvertible Preferred Stocks	0.3%
Preferred Securities	18.4%
Short-Term Investments and Net Other Assets (Liabilities)	4.3%

 * Futures and Swaps - 9.3%

 ** Foreign Currency Contracts - (75.7)%

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 66.0%
		Principal Amount(a)	Value
Argentina - 0.9%
YPF SA 8.5% 3/23/21 (Reg. S)		$1,630,000	$1,609,625
British Virgin Islands - 1.0%
Proven Glory Capital Ltd. 3.25% 2/21/22 (Reg. S)		395,000	376,587
Proven Honour Capital Ltd.:
4.125% 5/19/25 (Reg. S)		535,000	487,651
4.125% 5/6/26 (Reg. S)		1,000,000	898,620

TOTAL BRITISH VIRGIN ISLANDS			1,762,858

Cayman Islands - 1.2%
Banco Do Brasil SA 4.625% 1/15/25 (b)		895,000	849,131
Three Gorges Finance II (Cayman Islands) Ltd. 1.3% 6/21/24 (Reg. S)	EUR	1,115,000	1,256,161

TOTAL CAYMAN ISLANDS			2,105,292

Denmark - 1.8%
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (c)	EUR	1,945,000	2,309,266
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	697,000	835,104

TOTAL DENMARK			3,144,370

France - 4.2%
Altareit SCA 2.875% 7/2/25 (Reg. S)	EUR	1,100,000	1,171,162
Casino Guichard Perrachon SA 4.407% 8/6/19 (c)	EUR	400,000	464,625
Iliad SA 0.625% 11/25/21 (Reg. S)	EUR	1,500,000	1,664,055
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	1,500,000	1,645,341
2.75% 4/13/23 (Reg. S)	EUR	1,900,000	2,218,393

TOTAL FRANCE			7,163,576

Germany - 5.2%
alstria office REIT-AG 1.5% 11/15/27 (Reg. S)	EUR	2,200,000	2,271,791
Deutsche Bank AG 5% 6/24/20	EUR	2,750,000	3,257,184
Dvb Bank Se 1.25% 4/22/20	EUR	400,000	462,338
TLG Immobilien AG 1.375% 11/27/24 (Reg. S)	EUR	600,000	670,917
Volkswagen Financial Services AG 0.25% 10/16/20 (Reg. S)	EUR	2,000,000	2,281,850

TOTAL GERMANY			8,944,080

Ireland - 3.6%
AIB Group PLC 2.25% 7/3/25 (Reg. S)	EUR	500,000	557,877
Allied Irish Banks PLC 4.125% 11/26/25 (Reg. S) (c)	EUR	1,665,000	1,938,750
Aquarius + Investments PLC for Swiss Reinsurance Co. Ltd. 6.375% 9/1/24 (c)		2,430,000	2,446,281
Bank Ireland Group PLC:
1.375% 8/29/23 (Reg. S)	EUR	765,000	847,694
3.125% 9/19/27 (Reg. S) (c)	GBP	350,000	415,403

TOTAL IRELAND			6,206,005

Italy - 0.8%
Banca Monte dei Paschi di Siena SpA 5.375% 1/18/28 (c)	EUR	1,110,000	738,906
Wind Tre SpA 3.125% 1/20/25 (Reg. S)	EUR	574,000	584,767

TOTAL ITALY			1,323,673

Luxembourg - 7.0%
Alpha Trains Finance SA 2.064% 6/30/25	EUR	1,399,000	1,639,867
Altice SA 7.25% 5/15/22 (Reg. S)	EUR	355,000	377,781
Blackstone Property Partners Europe LP:
1.4% 7/6/22 (Reg. S)	EUR	610,000	696,836
2.2% 7/24/25 (Reg. S)	EUR	3,180,000	3,523,673
CPI Property Group SA 1.45% 4/14/22 (Reg. S)	EUR	2,200,000	2,479,720
Fiat Industrial Finance Europe SA 1.875% 1/19/26 (Reg. S)	EUR	900,000	1,008,087
Logicor Financing SARL 1.5% 11/14/22 (Reg. S)	EUR	1,400,000	1,583,565
SELP Finance SARL 1.25% 10/25/23 (Reg. S)	EUR	605,000	682,574

TOTAL LUXEMBOURG			11,992,103

Mexico - 4.1%
BBVA Bancomer SA 7.25% 4/22/20 (Reg. S)		1,235,000	1,278,843
CEMEX S.A.B. de CV 4.375% 3/5/23 (Reg. S)	EUR	620,000	717,469
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		470,000	471,175
Petroleos Mexicanos:
3.625% 11/24/25 (Reg. S)	EUR	670,000	701,251
3.75% 2/21/24 (Reg. S)	EUR	3,555,000	3,909,401

TOTAL MEXICO			7,078,139

Netherlands - 7.7%
ABN AMRO Bank NV 4.4% 3/27/28 (Reg. S) (c)		400,000	391,924
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (c)		355,000	336,775
5.75% 8/15/50 (Reg. S) (c)		850,000	823,438
Deutsche Annington Finance BV:
1.5% 3/22/26	EUR	500,000	554,904
5% 10/2/23(b)		950,000	981,165
Mylan NV 2.25% 11/22/24 (Reg. S)	EUR	695,000	794,122
Petrobras Global Finance BV:
4.75% 1/14/25	EUR	1,030,000	1,227,327
6.125% 1/17/22		406,000	416,658
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	1,900,000	1,710,192
Teva Pharmaceutical Finance Netherlands III BV:
0.375% 7/25/20 (Reg. S)	EUR	520,000	579,384
4.5% 3/1/25	EUR	400,000	462,700
Vesteda Finance BV 2% 7/10/26 (Reg. S)	EUR	1,400,000	1,577,349
Volkswagen Financial Services AG 1.875% 9/7/21 (Reg. S)	GBP	1,600,000	2,019,007
WPC Eurobond BV 2.25% 4/9/26	EUR	1,200,000	1,357,131

TOTAL NETHERLANDS			13,232,076

Spain - 2.7%
CaixaBank SA:
1.75% 10/24/23 (Reg. S)	EUR	2,100,000	2,389,762
2.75% 7/14/28 (Reg. S) (c)	EUR	700,000	786,804
Indra Sistemas SA 3% 4/19/24 (Reg. S)	EUR	1,300,000	1,467,878

TOTAL SPAIN			4,644,444

Sweden - 2.5%
Heimstaden Bostad AB 1.75% 12/7/21 (Reg. S)	EUR	1,450,000	1,656,505
Securitas AB 1.125% 2/20/24 (Reg. S)	EUR	700,000	798,971
Tele2 AB 1.125% 5/15/24 (Reg. S)	EUR	1,650,000	1,874,951

TOTAL SWEDEN			4,330,427

Switzerland - 8.2%
Credit Suisse Group AG:
5.75% 9/18/25 (Reg. S) (c)	EUR	3,900,000	4,775,629
6.5% 8/8/23 (Reg. S)		3,565,000	3,716,513
UBS AG 4.75% 2/12/26 (Reg. S) (c)	EUR	4,614,000	5,591,732

TOTAL SWITZERLAND			14,083,874

Turkey - 0.6%
Turkiye Garanti Bankasi A/S 3.375% 7/8/19 (Reg. S)	EUR	854,000	976,024
United Kingdom - 5.3%
BAT International Finance PLC 1.25% 3/13/27 (Reg. S)	EUR	2,275,000	2,371,134
British Telecommunications PLC 0.875% 9/26/23 (Reg. S)	EUR	1,450,000	1,628,161
CYBG PLC 3.125% 6/22/25 (Reg. S) (c)	GBP	535,000	622,475
Imperial Tobacco Finance PLC:
3.375% 2/26/26 (Reg. S)	EUR	650,000	787,842
8.125% 3/15/24	GBP	975,000	1,548,957
SKY PLC 2.25% 11/17/25 (Reg. S)	EUR	830,000	999,653
Travis Perkins PLC:
4.375% 9/15/21 (Reg. S)	GBP	325,000	415,748
4.5% 9/7/23 (Reg. S)	GBP	600,000	744,390

TOTAL UNITED KINGDOM			9,118,360

United States of America - 9.2%
Bayer U.S. Finance II LLC 4.25% 12/15/25 (b)		2,900,000	2,823,769
CEMEX Finance LLC 4.625% 6/15/24	EUR	1,475,000	1,698,431
Citigroup, Inc.:
4.3% 11/20/26		1,715,000	1,650,030
5.5% 9/13/25		580,000	608,912
DCP Midstream LLC 4.75% 9/30/21 (b)		100,000	98,750
Goldman Sachs Group, Inc. 4.25% 10/21/25		2,612,000	2,502,451
International Flavors & Fragrances, Inc. 1.8% 9/25/26	EUR	1,550,000	1,771,238
Morgan Stanley:
3.95% 4/23/27		1,343,000	1,266,862
4.35% 9/8/26		625,000	607,684
Reynolds American, Inc. 4.45% 6/12/25		1,686,000	1,626,401
Time Warner Cable, Inc. 4.5% 9/15/42		1,525,000	1,227,397

TOTAL UNITED STATES OF AMERICA			15,881,925

TOTAL NONCONVERTIBLE BONDS
(Cost $119,205,019)			113,596,851

U.S. Government and Government Agency Obligations - 3.7%
U.S. Treasury Obligations - 3.7%
U.S. Treasury Bonds:
2.5% 2/15/45 (d)		$59,000	$53,569
3% 5/15/47 (d)(e)		297,000	296,249
U.S. Treasury Notes:
2% 5/31/24 (e)		225,000	218,917
2.125% 5/15/25 (e)(f)		695,000	676,487
2.75% 11/30/20 (f)		5,120,000	5,142,235
			6,387,457
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $6,367,640)			6,387,457

Foreign Government and Government Agency Obligations - 7.3%
Greece - 0.6%
Greek Government:
3.375% 2/15/25 (Reg. S) (b)	EUR	$600,000	$663,950
3.5% 1/30/23	EUR	300,000	346,409

TOTAL GREECE			1,010,359

Indonesia - 2.7%
Indonesian Republic 2.625% 6/14/23	EUR	4,000,000	4,770,788
Italy - 2.0%
Italian Republic 4.25% 9/1/19	EUR	2,900,000	3,406,373
United Kingdom - 2.0%
United Kingdom, Great Britain and Northern Ireland:
1.625% 10/22/28	GBP	200,000	262,736
1.75% 9/7/37 (d)(e)	GBP	1,622,000	2,063,308
4.25% 3/7/36 (e)	GBP	310,000	545,451
4.25% 12/7/49 (d)	GBP	263,000	527,434

TOTAL UNITED KINGDOM			3,398,929

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $12,709,993)			12,586,449
		Shares	Value

Nonconvertible Preferred Stocks - 0.3%
United Kingdom - 0.3%
Nationwide Building Society 10.25%
(Cost $667,935)		3,207	569,204
		Principal Amount(a)	Value

Preferred Securities - 18.4%
Australia - 0.7%
QBE Insurance Group Ltd. 5.25% (Reg. S) (a)(c)(g)		1,495,000	1,295,756
Belgium - 0.5%
KBC Groep NV 5.625% (c)(g)	EUR	695,000	795,471
Canada - 0.7%
Bank of Nova Scotia 4.65% (c)(g)		1,415,000	1,241,270
France - 1.9%
AXA SA:
3.941% (c)(g)	EUR	592,000	704,356
6.6862% (c)(g)	GBP	210,000	300,640
BNP Paribas SA 6.75% (Reg. S) (c)(g)		1,465,000	1,458,151
Danone SA 1.75% (Reg. S) (c)(g)	EUR	700,000	759,281

TOTAL FRANCE			3,222,428

Germany - 0.4%
Deutsche Bank AG 6% (Reg. S) (c)(g)	EUR	700,000	684,681
Ireland - 0.5%
Allied Irish Banks PLC 7.375% (Reg. S) (c)(g)	EUR	700,000	838,204
Italy - 1.0%
Assicurazioni Generali SpA:
6.416% (c)(g)	GBP	750,000	982,975
8.5% (c)(g)	EUR	700,000	844,451

TOTAL ITALY			1,827,426

Luxembourg - 1.8%
Grand City Properties SA 3.75% (c)(g)	EUR	2,600,000	3,038,733
Netherlands - 3.0%
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (g)	EUR	865,000	1,061,868
Volkswagen International Finance NV:
2.5%(Reg. S) (c)(g)	EUR	3,195,000	3,580,677
2.7%(Reg. S) (c)(g)	EUR	500,000	540,841

TOTAL NETHERLANDS			5,183,386

Spain - 1.8%
Banco Bilbao Vizcaya Argentaria SA:
5.875% (Reg. S) (c)(g)	EUR	1,400,000	1,490,563
6.75% (Reg. S) (c)(g)	EUR	1,400,000	1,602,481

TOTAL SPAIN			3,093,044

United Kingdom - 6.1%
Aviva PLC 6.125% (c)(g)	GBP	2,930,000	3,924,821
Barclays Bank PLC 7.625% 11/21/22		2,305,000	2,408,462
Barclays PLC:
6.625% (c)(g)		300,000	293,289
7.875% (Reg. S) (c)(g)	GBP	860,000	1,100,187
HSBC Holdings PLC 5.25% (c)(g)	EUR	1,747,000	2,017,419
Pennon Group PLC 2.875% (Reg. S) (c)(g)	GBP	575,000	739,413

TOTAL UNITED KINGDOM			10,483,591

TOTAL PREFERRED SECURITIES
(Cost $34,329,720)			31,703,990
		Shares	Value

Money Market Funds - 1.1%
Fidelity Cash Central Fund, 2.42% (h)
(Cost $1,842,711)		1,842,373	1,842,742

Purchased Swaptions - 0.1%(i)
	Expiration Date	Notional Amount	Value
Put Options - 0.1%
Option with an exercise rate of 3.375% on a credit default swap with Citibank, N.A. to buy protection on the iTraxx Europe Crossover Series 30 Index expiring December 2023, paying 5% quarterly.	2/20/19	EUR 3,750,000	$82,201
Option with an exercise rate of 3.75% on a credit default swap with Citibank, N.A. to buy protection on the iTraxx Europe Crossover Series 30 Index expiring December 2023, paying 5% quarterly.	1/16/19	EUR 14,900,000	78,197

TOTAL PUT OPTIONS			160,398

TOTAL PURCHASED SWAPTIONS
(Cost $154,104)			160,398
TOTAL INVESTMENT IN SECURITIES - 96.9%
(Cost $175,277,122)			166,847,091
NET OTHER ASSETS (LIABILITIES) - 3.1%			5,349,323
NET ASSETS - 100%			$172,196,414

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	15	March 2019	$1,401,744	$18,004	$18,004
ICE Long Gilt Contracts (United Kingdom)	14	March 2019	2,197,895	21,693	21,693
TME 10 Year Canadian Note Contracts (Canada)	55	March 2019	5,510,072	165,671	165,671
TOTAL BOND INDEX CONTRACTS					205,368
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	26	March 2019	5,520,125	37,334	37,334
CBOT 5-Year U.S. Treasury Note Contracts (United States)	110	March 2019	12,615,625	204,422	204,422
CBOT Long Term U.S. Treasury Bond Contracts (United States)	30	March 2019	4,380,000	181,202	181,202
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	44	March 2019	5,723,438	173,583	173,583
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	18	March 2019	2,891,813	147,616	147,616
TOTAL TREASURY CONTRACTS					744,157

TOTAL PURCHASED					949,525

Sold
Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	161	March 2019	24,445,401	(61,199)	(61,199)
Eurex Euro-Bund Contracts (Germany)	23	March 2019	4,309,647	(31,360)	(31,360)
Eurex Euro-Schatz Contracts (Germany)	16	March 2019	2,052,084	(646)	(646)

TOTAL SOLD					(93,205)

TOTAL FUTURES CONTRACTS					$856,320

The notional amount of futures purchased as a percentage of Net Assets is 23.4%

The notional amount of futures sold as a percentage of Net Assets is 17.9%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $54,694,864.

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
USD	53,248	GBP	42,000	Bank Of America, N.A.	1/2/19	$(285)
CAD	61,000	USD	45,367	JPMorgan Chase Bank, N.A.	2/28/19	(624)
EUR	233,000	USD	265,309	BNP Paribas SA	2/28/19	2,906
EUR	414,000	USD	472,454	BNP Paribas SA	2/28/19	4,116
EUR	172,000	USD	197,171	BNP Paribas SA	2/28/19	824
EUR	306,000	USD	351,106	BNP Paribas SA	2/28/19	1,142
GBP	158,000	USD	202,742	BNP Paribas SA	2/28/19	(801)
GBP	76,000	USD	97,287	BNP Paribas SA	2/28/19	(151)
GBP	132,000	USD	167,016	Goldman Sachs Bank USA	2/28/19	1,694
USD	24,006	CAD	32,000	State Street Bank And Trust Co	2/28/19	534
USD	92,128	EUR	81,000	BNP Paribas SA	2/28/19	(1,115)
USD	247,017	EUR	215,000	BNP Paribas SA	2/28/19	(477)
USD	2,776,200	EUR	2,410,000	Goldman Sachs Bank USA	2/28/19	1,961
USD	110,469,000	EUR	96,644,066	JPMorgan Chase Bank, N.A.	2/28/19	(781,496)
USD	166,952	EUR	146,000	JPMorgan Chase Bank, N.A.	2/28/19	(1,113)
USD	17,721,000	GBP	13,760,292	JPMorgan Chase Bank, N.A.	2/28/19	133,892
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(638,993)
					Unrealized Appreciation	147,069
					Unrealized Depreciation	(786,062)

For the period, the average contract value for forward foreign currency contracts was $122,669,352. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively

Swaps

Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount(2)	Value(1)	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Accor SA		Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 890,000	$(16,263)	$10,948	$(5,315)
Gas Natural Capital Markets SA		Jun. 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 1,800,000	(35,813)	26,917	(8,896)
Standard Chartered Bank		Jun. 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 920,000	(6,685)	(10,828)	(17,513)
TOTAL BUY PROTECTION							(58,761)	27,037	(31,724)
Sell Protection
Intesa Sanpaolo Spa	Ba1	Jun. 2023	Goldman Sachs Bank USA	1%	Quarterly	EUR 1,000,000	(139,187)	103,405	(35,782)
Telecom Italia Spa New	Ba1	Jun. 2023	BNP Paribas SA	1%	Quarterly	EUR 800,000	(69,645)	46,348	(23,297)
Telecom Italia Spa New	Ba1	Dec. 2023	Goldman Sachs Bank USA	1%	Quarterly	EUR 800,000	(84,042)	62,553	(21,489)
TOTAL SELL PROTECTION							(292,874)	212,306	(80,568)

TOTAL CREDIT DEFAULT SWAPS							$(351,635)	$239,343	$(112,292)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
1.25%	Semi - annual	6-month EURIBOR(3)	Semi - annual	LCH	Jun. 2034	EUR 6,205,000	$106,014	$0	$106,014
1.5%	Semi - annual	6-month EURIBOR(3)	Semi - annual	LCH	Jun. 2039	EUR 620,000	13,516	0	13,516

TOTAL INTEREST RATE SWAPS							$119,530	$0	$119,530

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

For the period, the average monthly notional amount for swaps in the aggregate was $18,216,816.

Currency Abbreviations

CAD – Canadian dollar

EUR – European Monetary Unit

GBP – British pound

USD – U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,416,765 or 3.1% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $383,474.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $792,273.

 (f) Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts and bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $574,057.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) For the period, the average monthly notional amount for purchased swaptions was $31,897,252.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$86,915
Total	$86,915

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Financials	$569,204	$--	$569,204	$--
Corporate Bonds	113,596,851	--	113,596,851	--
U.S. Government and Government Agency Obligations	6,387,457	--	6,387,457	--
Foreign Government and Government Agency Obligations	12,586,449	--	12,586,449	--
Preferred Securities	31,703,990	--	31,703,990	--
Money Market Funds	1,842,742	1,842,742	--	--
Purchased Swaptions	160,398	--	160,398	--
Total Investments in Securities:	$166,847,091	$1,842,742	$165,004,349	$--
Derivative Instruments:
Assets
Futures Contracts	$949,525	$949,525	$--	$--
Forward Foreign Currency Contracts	147,069	--	147,069	--
Swaps	119,530	--	119,530	--
Total Assets	$1,216,124	$949,525	$266,599	$--
Liabilities
Futures Contracts	$(93,205)	$(93,205)	$--	$--
Forward Foreign Currency Contracts	(786,062)	--	(786,062)	--
Swaps	(351,635)	--	(351,635)	--
Total Liabilities	$(1,230,902)	$(93,205)	$(1,137,697)	$--
Total Derivative Instruments:	$(14,778)	$856,320	$(871,098)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Purchased Swaptions(a)	$160,398	$0
Swaps(b)	0	(351,635)
Total Credit Risk	160,398	(351,635)
Foreign Exchange Risk
Forward Foreign Currency Contracts(c)	147,069	(786,062)
Total Foreign Exchange Risk	147,069	(786,062)
Interest Rate Risk
Futures Contracts(d)	949,525	(93,205)
Swaps(e)	119,530	0
Total Interest Rate Risk	1,069,055	(93,205)
Total Value of Derivatives	$1,376,522	$(1,230,902)

 (a) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (b) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (c) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (d) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

 (e) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in net unrealized appreciation (depreciation).

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.

Counterparty	Value of Derivative Assets	Value of Derivative Liabilities	Collateral Received(a)	Collateral Pledged(a)	Net(b)
Citibank, N.A.	$160,398	$--	$--	$--	$160,398
JPMorgan Chase Bank, N.A.	133,892	(783,233)	--	306,366	(342,975)
Centrally Cleared OTC Swaps	119,530	--	--	--	119,530
BNP Paribas SA	8,988	(88,452)	--	--	(79,464)
Goldman Sachs Bank USA	3,655	(265,727)	--	262,072	--
State Street Bank And Trust Co	534	--	--	--	534
Bank Of America, N.A.	--	(285)	--	--	(285)
Exchange Traded Futures	949,525	(93,205)	--	--	856,320
Total	$1,376,522	$(1,230,902)

 (a) Reflects collateral received from or pledged to an individual counterparty, excluding any excess or initial collateral amounts.

 (b) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $173,434,411)	$165,004,349
Fidelity Central Funds (cost $1,842,711)	1,842,742
Total Investment in Securities (cost $175,277,122)		$166,847,091
Foreign currency held at value (cost $4,427,632)		4,457,206
Unrealized appreciation on forward foreign currency contracts		147,069
Receivable for fund shares sold		76,969
Dividends receivable		1,374
Interest receivable		1,781,976
Distributions receivable from Fidelity Central Funds		10,709
Receivable for daily variation margin on futures contracts		95,215
Receivable for daily variation margin on centrally cleared OTC swaps		4,135
Total assets		173,421,744
Liabilities
Unrealized depreciation on forward foreign currency contracts	$786,062
Payable for fund shares redeemed	82,860
Bi-lateral OTC swaps, at value	351,635
Other payables and accrued expenses	4,773
Total liabilities		1,225,330
Net Assets		$172,196,414
Net Assets consist of:
Paid in capital		$178,792,794
Total distributable earnings (loss)		(6,596,380)
Net Assets, for 1,815,773 shares outstanding		$172,196,414
Net Asset Value, offering price and redemption price per share ($172,196,414 ÷ 1,815,773 shares)		$94.83

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends		$1,279,022
Interest		2,643,606
Income from Fidelity Central Funds		86,915
Income before foreign taxes withheld		4,009,543
Less foreign taxes withheld		(43,679)
Total income		3,965,864
Expenses
Custodian fees and expenses	$13,180
Independent directors' fees and expenses	666
Miscellaneous	3
Total expenses before reductions	13,849
Expense reductions	(717)
Total expenses after reductions		13,132
Net investment income (loss)		3,952,732
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(305,401)
Fidelity Central Funds	365
Forward foreign currency contracts	6,652,832
Foreign currency transactions	(359,442)
Futures contracts	(1,133,191)
Swaps	286,056
Total net realized gain (loss)		5,141,219
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(12,106,556)
Fidelity Central Funds	31
Forward foreign currency contracts	1,192,598
Assets and liabilities in foreign currencies	(212,628)
Futures contracts	938,720
Swaps	141,681
Total change in net unrealized appreciation (depreciation)		(10,046,154)
Net gain (loss)		(4,904,935)
Net increase (decrease) in net assets resulting from operations		$(952,203)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	For the period June 13, 2017 (commencement of operations) to December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,952,732	$1,228,646
Net realized gain (loss)	5,141,219	(848,331)
Change in net unrealized appreciation (depreciation)	(10,046,154)	1,853,062
Net increase (decrease) in net assets resulting from operations	(952,203)	2,233,377
Distributions to shareholders	(6,414,800)	–
Distributions to shareholders from net investment income	–	(947,273)
Distributions to shareholders from net realized gain	–	(431,232)
Distributions to shareholders from tax return of capital	–	(1,084,812)
Total distributions	(6,414,800)	(2,463,317)
Affiliated share transactions
Proceeds from sales of shares	77,031,802	106,046,457
Reinvestment of distributions	6,414,799	2,463,317
Cost of shares redeemed	(10,182,969)	(1,980,049)
Net increase (decrease) in net assets resulting from share transactions	73,263,632	106,529,725
Total increase (decrease) in net assets	65,896,629	106,299,785
Net Assets
Beginning of period	106,299,785	–
End of period	$172,196,414	$106,299,785
Other Information
Distributions in excess of net investment income end of period		$(1,038,354)
Shares
Sold	787,881	1,060,104
Issued in reinvestment of distributions	66,969	24,711
Redeemed	(104,208)	(19,684)
Net increase (decrease)	750,642	1,065,131

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Credit Central Fund

Years ended December 31,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$99.80	$100.00
Income from Investment Operations
Net investment income (loss)B	2.597	1.214
Net realized and unrealized gain (loss)	(3.725)	.970
Total from investment operations	(1.128)	2.184
Distributions from net investment income	(2.398)	(.922)
Distributions from net realized gain	(1.444)	(.415)
Tax return of capital	–	(1.047)
Total distributions	(3.842)	(2.384)
Net asset value, end of period	$94.83	$99.80
Total ReturnC,D	(1.13)%	2.20%
Ratios to Average Net AssetsE,F
Expenses before reductions	.01%	.01%G
Expenses net of fee waivers, if any	.01%	.01%G
Expenses net of all reductions	.01%	.01%G
Net investment income (loss)	2.66%	2.17%G
Supplemental Data
Net assets, end of period (000 omitted)	$172,196	$106,300
Portfolio turnover rateH	85%	85%G

 A For the period June 13, 2017 (commencement of operations) to December 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

Fidelity International Credit Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios II LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

For the period ended December 31, 2017, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,196,033
Gross unrealized depreciation	(12,338,692)
Net unrealized appreciation (depreciation)	$(8,142,659)
Tax Cost	$174,952,194

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,589,865
Capital loss carryforward	$(1,436,003)
Net unrealized appreciation (depreciation) on securities and other investments	$(6,750,241)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(1,115,327)
Long-term	(320,676)
Total no expiration	$(1,436,003)

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017(a)
Ordinary Income	$6,414,800	$1,378,505
Tax Return of Capital	–	1,084,812
Total	$6,414,800	$ 2,463,317

 (a) For the period June 13, 2017 (commencement of operations) to December 31, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse. A summary of the Fund's derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$(540,511)	$66,472
Swaps	(32,913)	22,151
Total Credit Risk	(573,424)	88,623
Foreign Exchange Risk
Forward Foreign Currency Contracts	6,652,832	1,192,598
Interest Rate Risk
Futures Contracts	(1,133,191)	938,720
Swaps	318,969	119,530
Total Interest Rate Risk	(814,222)	1,058,250
Totals	$5,265,186	$2,339,471

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps".

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $180,234,728 and $103,577,766, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Investments Money Management, Inc. (the investment adviser), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $717.

8. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.

9. Risks of Investing in European Countries.

The recent global financial crisis has created uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country, or if one or more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of the Fund's investments in the region or with exposure to the region.

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios II LLC and the Partners of Fidelity International Credit Central Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity International Credit Central Fund (one of the funds constituting Fidelity Central Investment Portfolios II LLC, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2018 and for the period June 13, 2017 (commencement of operations) through December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year ended December 31, 2018, and the changes in its net assets and the financial highlights for the year ended December 31, 2018 and for the period June 13, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the trust for central funds housed in Fidelity Central Investment Portfolios II LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios II LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2007

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Actual	.0091%	$1,000.00	$1,004.80	$.05
Hypothetical-C		$1,000.00	$1,025.16	$.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Credit Central Fund voted to pay on February 19, 2019, to shareholders of record at the opening of business on February 15, 2019, a distribution of $0.881 per share derived from capital gains realized from sales of portfolio securities.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Credit Central Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Investments Money Management, Inc. (FIMM) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FIMM and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other Fidelity funds and accounts and ultimately to enhance the performance of those funds and accounts.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that while the fund does not pay a management fee, Fidelity Management & Research Company (FMR) pays FIMM a management fee for providing services to the fund and that FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund with certain limited exceptions (i.e., custody fees, interest, taxes, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, and extraordinary expenses). Based on its review, the Board concluded that the management fee received for providing services to the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of the funds that invest in the fund.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

ICF-ANN-0219
1.9882753.101

Item 2.

Code of Ethics

As of the end of the period, December 31, 2018, Fidelity Central Investment Portfolios II LLC (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity International Credit Central Fund (the “Fund”):

Services Billed by PwC

December 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Credit Central Fund	$75,000	$6,400	$11,000	$3,700

December 31, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Credit Central Fund	$75,000	$3,400	$4,800	$1,700

A Amounts may reflect rounding

B Fidelity International Credit Central Fund commenced operations on June 13, 2017.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2018A	December 31, 2017A,B
Audit-Related Fees	$7,930,000	$8,470,000
Tax Fees	$20,000	$160,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity International Credit Central Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	December 31, 2018A	December 31, 2017A,B
PwC	$11,145,000	$10,725,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity International Credit Central Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Fund, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund and its related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Central Investment Portfolios II LLC

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 26, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 26, 2019